SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 9, 2001


                              Regency Group Limited
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Nevada                       000-26687                88-0416790
----------------------------   ------------------------   ----------------------
(State or other Jurisdiction   (Commission File Number)      (IRS Employer
     of Incorporation)                                    Identification Number)


8930 E. Raintree Drive  Suite 100, Scottsdale, Arizona           85260
------------------------------------------------------        ----------
(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code: (480) 444-2114


         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

ITEM 9. REGULATION FD DISCLOSURE.

     Joseph A. Romano resigned as Chairman of the Board of Directors, Chief Executive Officer and Chief Financial Officer of the Company. Terry Neild has been elected Chairman of the Board of Directors and Chief Executive Officer to replace Mr. Romano.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      REGENCY GROUP LIMITED


                                      By: /s/ Terry Neild
                                          ----------------------------
                                      Its: Chairman


Dated: 2/9/01